                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Earl Hunt, Amit Joshi,
Joseph Glatt, Isabelle Gold and Kristin Hester with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee and/or officer of Apollo
Debt Solutions BDC, (i) the registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities
Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable or (ii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the United
States Securities and Exchange Commission.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument. This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS HEREOF I have executed this instrument as of the 22nd day of July,
2021.

/s/ Earl Hunt              Trustee, Chief Executive Officer and Chairperson
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Earl Hunt

/s/ Amit Joshi             Chief Financial Officer
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Amit Joshi

/s/ Joseph Glatt           Chief Legal Officer and Secretary
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Joseph Glatt

/s/ Isabelle Gold          Chief Compliance Officer
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Isabelle Gold

/s/ Kristin Hester         General Counsel and Assistant Secretary
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Kristin Hester

/s/ Meredith Coffey        Trustee
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Meredith Coffey

/s/ Christine Gallagher    Trustee
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Christine Gallagher

/s/ Michael Porter         Trustee
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Michael Porter

/s/ Carl J. Rickertsen     Trustee
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Carl J. Rickertsen